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                                                                    Exhibit 10.8


                             CFM TECHNOLOGIES, INC.

                          EMPLOYEE STOCK PURCHASE PLAN



          1.   PURPOSE.  The purpose of this Employee Stock Purchase Plan of CFM
               -------
Technologies, Inc., a Pennsylvania corporation (the "Corporation"), is to secure for the Corporation and its shareholders the benefits of the incentive which an interest in the ownership of shares of common stock of the Corporation will provide to its employees, who will be responsible for the Corporation's future growth and continued success.

          2.   DEFINITIONS.  As used herein:
               -----------

               "ACCOUNT" means a bookkeeping account established by the
                -------
Committee on behalf of a Participant to hold Payroll Deductions.

               "APPROVED LEAVE OF ABSENCE" means a leave of absence that has
                -------------------------
been approved by the applicable Participating Corporation in such a manner as the Board may determine from time to time.

               "BOARD" means the Board of Directors of the Corporation.
                -----

               "CODE" means the Internal Revenue Code of 1986, as amended.
                ----

               "COMMITTEE" means the Committee appointed pursuant to section 14
                ---------
of the Plan.

               "COMPENSATION" means an Employee's cash compensation payable for
                ------------
services to a Participating Corporation during a six-month period.

               "ELECTION FORM" means the form acceptable to the Committee which
                -------------
an Employee shall use to make an election to purchase Shares through Payroll Deductions pursuant to the Plan.

               "ELIGIBLE EMPLOYEE" means an Employee who meets the requirements
                -----------------
for eligibility under section 3 of the Plan.

               "EMPLOYEE" means a person who is an employee of a Participating
                --------
Corporation.

               "FAIR MARKET VALUE" means the average of the high and low sales
                -----------------
prices of a Share for the last trading day as reported on the principal national securities exchange on which
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the Shares are listed or admitted to trading or, if not listed or traded on any such exchange, on the Nasdaq Stock Market, or, if such sales prices are not available, the average of the bid and asked prices for a Share as reported on Nasdaq, or, if such quotations are not available, the fair market value as determined by the Board, which determination shall be conclusive.

               "FIVE PERCENT OWNER" means an Employee who, with respect to a
                ------------------
Participating Corporation, is described in section 423(b)(3) of the Code.

               "OFFERING" means an offering of Shares to Eligible Employees
                --------
pursuant to the Plan.

               "OFFERING COMMENCEMENT DATE" means April 1 and October 1 of each
                --------------------------
fiscal year beginning on or after the closing for the Corporation's initial public offering of its Shares, until the Plan Termination Date.

               "OFFERING PERIOD" means the six-month period extending from an
                ---------------
Offering Commencement Date through the following Offering Termination Date.

               "OFFERING TERMINATION DATE" means the September 30 or March 31
                -------------------------
next following an Offering Commencement Date.

               "OPTION PRICE" means 85 percent of the lower of (i) the Fair
                ------------
Market Value per Share on the Offering Commencement Date or (ii) the Fair Market Value per Share on the Offering Termination Date.

               "PARTICIPANT" means an Employee who meets the requirements for
                -----------
eligibility under section 3 of the Plan and who has timely delivered an Election Form to the Committee.

               "PARTICIPATING CORPORATION" means the Corporation and the parent
                -------------------------
and subsidiaries of the Corporation, within the meaning of sections 424(d) and
(e) of the Code, if any, that are approved by the Board and whose employees are designated as Employees by the Board.

               "PAYROLL DEDUCTIONS" means amounts withheld from a Participant's
                ------------------
Compensation pursuant to the Plan, as described in section 5 of the Plan.

               "PLAN" means the CFM Technologies, Inc. Employee Stock Purchase
                ----
Plan, as set forth in this document, and as may be amended from time to time.

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

               "PLAN ANNUAL MAXIMUM" means the maximum number of Shares that may
                -------------------
be purchased pursuant to the Plan in any calendar year, as determined pursuant to section 10(a) of the Plan.

               "PLAN OFFERING MAXIMUM PER PARTICIPANT" means the maximum number
                -------------------------------------
of Shares that may be purchased by a Participant in any Offering, as determined pursuant to section 10(a) of the Plan.

               "PLAN TERMINATION DATE" means the earlier of
                ---------------------

                    (i) the Offering Termination Date for the Offering in which the maximum number of Shares specified in section 10(a) of the Plan have been issued pursuant to the Plan, or

                   (ii) the date as of which the Board chooses to terminate the Plan as provided in section 15 of the Plan.

               "SHARES" means shares of the Common Stock of the Corporation, no
                ------
par value per share.

               "SUCCESSOR-IN-INTEREST" means the person or entity described in
                ---------------------
section 8(g) of the Plan.

               "TERMINATION FORM" means the form acceptable to the Committee
                ----------------
which an Employee shall use to withdraw from an Offering pursuant to section 8(a) of the Plan.

          3.   ELIGIBILITY AND PARTICIPATION.
               -----------------------------

               (a)  INITIAL ELIGIBILITY.
                    -------------------

                    (i) Except as provided in section 3(a)(ii) of the Plan, each Employee shall be eligible to participate in the Plan.

                   (ii) An Employee shall not be eligible to participate in the Plan if such Employee:

                         (A)  is a Five Percent Owner;

                         (B)  has been employed by a Participating Corporation
for less than six months;

                         (C)  does not customarily work for a Participating
Corporation more than 20 hours a week; or

                         (D)  is ineligible to participate by virtue of section
8(c) of the Plan.

               (b)  LEAVE OF ABSENCE.  For purposes of participation in the
                    ----------------
Plan, an Employee on an Approved Leave of Absence shall be deemed to be an Employee until the first Offering Termination Date following commencement of such Approved Leave of Absence. Termination by the Participating Corporation of an Employee's Approved Leave of Absence, other than termination or return to non-temporary employment, shall terminate an Employee's employment for all purposes of the Plan and shall terminate such Employee's participation in the Plan and the right to exercise any option.

               (c)  COMMENCEMENT OF PARTICIPATION.  An Employee who meets the
                    -----------------------------
eligibility requirements of section 3(a) of the Plan and whose participation is not restricted under section 10(a) of the Plan shall become a Participant by completing an Election Form and filing it with the Committee on or before the 15th day of the month immediately preceding the Offering Commencement Date for the first Offering to which such Election Form applies. Payroll Deductions for a Participant shall commence on the first pay date following the applicable Offering Commencement Date when his or her authorization for Payroll Deductions becomes effective, and shall end on the Plan Termination Date, unless sooner terminated by the Participant pursuant to section 8(a) of the Plan.

          4.   OFFERINGS.
               ---------

               (a)  SHARES PER OFFERING.  The Plan shall be implemented by a
                    -------------------
series of Offerings that shall terminate on the Plan Termination Date. Offerings shall be made with respect to Compensation payable for each six-month period commencing on an Offering Commencement Date and ending on the applicable Offering Termination Date. Shares available for any Offering shall be the difference between the Plan Annual Maximum and the actual number of Shares purchased by Participants pursuant to prior Offerings in that calendar year. If the total number of Shares for which options are exercised on any Offering Termination Date exceeds the maximum number of Shares available, the Committee shall make a pro rata allocation of Shares available for delivery and distribution in as nearly a uniform manner as practicable, and as it shall determine to be fair and equitable, and the unapplied Account balances shall be returned, without interest, to Participants as soon as practicable following the Offering Termination Date.

          5.   PAYROLL DEDUCTIONS.
               ------------------

               (a)  AMOUNT OF PAYROLL DEDUCTIONS.  An Eligible Employee who
                    ----------------------------
wishes to participate in the Plan must file an Election Form with the Committee on or before the 15th day of the month immediately preceding the Offering Commencement Date for

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

the first offering to which such Election Form applies, on which he or she may elect to have Payroll Deductions of any amount from $10 to $500 (in whole dollar amounts) made from his or her Compensation on each regular payday during the time he or she is a Participant in the Plan.

               (b)  PARTICIPANTS' ACCOUNTS.  All Payroll Deductions with respect
                    ----------------------
to a Participant pursuant to section 5(a) of the Plan shall be credited to the Participant's Account under the Plan.

               (c)  CHANGES IN PAYROLL DEDUCTIONS.  A Participant may
                    -----------------------------
discontinue his or her participation in the Plan as provided in section 8(a) of the Plan, but no other change can be made during an Offering, including, but not limited to, changes in the amount of Payroll Deductions for such Offering. A Participant may change the amount of Payroll Deductions for subsequent Offerings by giving written notice of such change to the Committee on or before the 15th day of the month immediately preceding the Offering Commencement Date for the Offering for which such change is effective.

          6.   GRANTING OF OPTION.  On each Offering Commencement Date, each
               ------------------
Participant shall be deemed to have been granted an option to purchase the lesser of (A) the Plan Offering Maximum Per Participant and (B) that number of whole Shares equal to the quotient obtained by dividing (i) the balance credited to the Participant's Account as of the Offering Termination Date, by (ii) the Option Price; provided, however, that if the balance credited to the Participant's Account on such date is not sufficient to purchase at least 10 Shares, no Shares will be purchased for the Participant and the balance credited to the Participant's Account shall be credited to the Participant's Account for the next succeeding Offering, or, at the Participant's election, returned to the Participant within a reasonable time following the Offering Termination Date, without interest.

          7.   EXERCISE OF OPTION.
               ------------------

               (a)  AUTOMATIC EXERCISE.  With respect to each Offering, a
                    ------------------
Participant's option for the purchase of Shares granted pursuant to section 6 of the Plan shall be deemed to have been exercised automatically on the Offering Termination Date applicable to such Offering (or, if the Offering Termination Date is not a business day, then on the first business day thereafter).

               (b)  FRACTIONAL SHARES AND MINIMUM NUMBER OF SHARES.  Fractional
                    ----------------------------------------------
Shares shall not be issued under the Plan. Amounts credited to an Account remaining after the application of

                                       5
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such Account to the exercise of options for a minimum of 10 whole Shares shall be credited to the Participant's Account for the next succeeding Offering, or, at the Participant's election, returned to the Participant within a reasonable time following the Offering Termination Date, without interest.

               (c)  TRANSFERABILITY OF OPTION.  No option granted to a
                    -------------------------
Participant pursuant to the Plan shall be transferable other than by will or by the laws of descent and distribution, and no such option shall be exercisable during the Participant's lifetime other than by the Participant.

               (d)  DELIVERY OF CERTIFICATES FOR SHARES.  The Corporation shall
                    -----------------------------------
deliver certificates for Shares acquired on the exercise of options during an Offering Period as soon as practicable following the Offering Termination Date.

          8.   WITHDRAWALS.
               -----------

               (a)  WITHDRAWAL OF ACCOUNT.  A Participant may elect to withdraw
                    ---------------------
the balance credited to his or her Account by providing a Termination Form to the Committee at any time more than two business days prior to the Offering Termination Date applicable to the Offering.

               (b)  AMOUNT OF WITHDRAWAL.  A Participant may withdraw all but
                    --------------------
not less than all the amounts credited to the Participant's Account by giving a timely Termination Form to the Committee. All amounts credited to such Participant's Account shall be paid as soon as practicable following the Committee's receipt of the Participant's Termination Form, and no further Payroll Deductions will be made with respect to the Participant.

               (c)  EFFECT OF WITHDRAWAL ON SUBSEQUENT PARTICIPATION.  A
                    ------------------------------------------------
Participant who elects to withdraw from an Offering pursuant to section 8(a) of the Plan shall be deemed to have elected not to participate in each of the two succeeding Offerings following the date on which the Participant gives a Termination Form to the Committee, but the Participant may elect to participate in subsequent Offerings by delivering a new Election Form to the Committee pursuant to Section 3(c).

               (d)  TERMINATION OF EMPLOYMENT.  Upon termination of a
                    -------------------------
Participant's employment for any reason other than death or continuation of an Approved Leave of Absence, all amounts credited to such Participant's Account and not yet applied to the purchase of Shares shall be returned to the Participant, without interest. In the event of a Participant's death after termination of employment but before the Participant's Account has been returned, the Account shall be returned to the Participant's Successor-in-Interest.

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               (e)  TERMINATION OF EMPLOYMENT DUE TO DEATH.  Upon termination of
                    --------------------------------------
a Participant's employment because of death, the Participant's Successor-in-Interest shall have the right to elect, by written notice to the Committee before the earlier of two business days preceding the Offering Termination Date or the 60th day following the Participant's date of death, either:

                    (i) to withdraw the amount credited to the Participant's Account; or

                   (ii) to exercise the Participant's option for the purchase of Shares on the Offering Termination Date next following the Participant's death for the purchase of that number of Shares which the amount credited to such Account will purchase at the applicable Option Price, and to have any excess amount paid to the Participant's Successor-in-Interest as soon as practicable after the Offering Termination Date, without interest.

If a timely written notice is not filed with the Committee pursuant to this section 8(e), the Successor-in-Interest shall be paid the amount credited to the Participant's Account in cash, without interest, within a reasonable time after the Offering Termination Date.

               (f)  LEAVE OF ABSENCE.  A Participant who goes on an Approved
                    ----------------
Leave of Absence that commences before the Offering Termination Date after having filed a timely Election Form with respect to such Offering shall have the right to elect, by written notice to the Committee before the earlier of two business days preceding the Offering Termination Date or the tenth day following the commencement of the Participant's Approved Leave of Absence, either to:

                    (i) withdraw the balance credited to his or her Account pursuant to section 8(a) of the Plan;

                   (ii) discontinue contributions to the Plan but remain a Participant in the Plan through the Offering Termination Date; or

                  (iii) remain a Participant in the Plan through the Offering Termination Date and continue the authorization for the Participating Corporation to make Payroll Deductions for each payroll period out of continuing payments to such Participant, if any.

If a timely written notice is not filed with the Committee pursuant to this section 8(f), the Participant shall be deemed to have elected the option set forth in this section 8(f)(ii).

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

          A Participant who is on an Approved Leave of Absence shall not be eligible to participate in any Offering that begins on or after the commencement of such Approved Leave of Absence.

               (g)  SUCCESSOR-IN-INTEREST.  The Successor-in-Interest of a
                    ---------------------
Participant who dies shall be the Participant's executor or administrator, or such other person or entity to whom the Participant's rights under the Plan shall have passed by will or the laws of descent and distribution.

          9.   INTEREST.  No interest shall be paid or allowed with respect to
               --------
amounts paid into the Plan or credited to any Participant's Account.

          10.  SHARES.
               ------

               (a)  MAXIMUM NUMBER OF SHARES.  No more than 300,000 Shares may
                    ------------------------
be purchased under the Plan. Such Shares shall be purchased by the Corporation on the open market or shall be newly issued shares of the Corporation. In addition, the Committee may, in its discretion, establish from time to time a maximum number of Shares that may be purchased pursuant to the Plan in any calendar year (the "Plan Annual Maximum") and shall establish for each Offering a maximum number of Shares that may be purchased by a Participant (the "Plan Offering Maximum Per Participant"). If the Committee fails to make such determination, the Plan Annual Maximum shall be 100,000 Shares, and the Plan Offering Maximum Per Participant shall be 25,000 Shares. Notwithstanding any provisions of the Plan to the contrary:

                    (i) if any Participant would be, as of any Offering Commencement Date, a Five Percent Owner (taking into account the Plan Offering Maximum Per Participant for such Offering determined without regard to this clause (i)), then the Plan Offering Maximum Per Participant with respect to such Participant shall be reduced to that number of Shares (which may be zero) that, when added to the number of Shares which such Participant is otherwise deemed to own, is one less than the number of Shares that would cause such Participant to be a Five Percent Owner; and

                   (ii) if any Participant would (without regard to this sentence) be granted an option to participate in an Offering that would permit such Participant's rights to purchase stock under all employee stock purchase plans of the Participating Corporations which meet the requirements of section 423(b) of the Code to accrue at a rate which exceeds $25,000 in fair market value (as determined pursuant to section 423(b)(8) of the Code) for each calendar year in which such option would be outstanding, then the Plan Offering Maximum

Per Participant with respect to such Participant (determined without regard to this clause (ii)) shall be reduced (but not below zero) by the number of Shares that is one more than the number of Shares representing such excess fair market value.

The number of Shares available for any Offering and the maximum number of Shares that may be purchased under the Plan shall be adjusted if the number of outstanding Shares of the Corporation is increased or reduced by split-up, reclassification, stock dividend or the like.

               (b)  PARTICIPANT'S INTEREST IN SHARES.  A Participant shall have
                    --------------------------------
no interest in Shares subject to an option until such option has been exercised.

               (c)  REGISTRATION OF SHARES.  Shares to be delivered to a
                    ----------------------
Participant under the Plan shall be registered in the name of the Participant.

               (d)  RESTRICTIONS ON EXERCISE.  The Board may, in its discretion,
                    ------------------------
require as conditions to the exercise of any option such conditions as it may deem necessary to assure that the exercise of options is in compliance with applicable securities laws.

          11.  EXPENSES.  The Participating Corporations shall pay all fees and
               --------
expenses incurred (excluding individual Federal, state, local or other taxes) in connection with the Plan. No charge or deduction for any such expenses will be made to a Participant upon the termination of his or her participation under the Plan or upon the distribution of certificates representing Shares purchased with his or her contributions.

          12.  TAXES.  The Participating Corporations shall have the right to
               -----
withhold from each Participant's Compensation an amount equal to all Federal, state, city or other taxes as the Participating Corporations shall reasonably determine are required to be withheld by them pursuant to any statute or other governmental regulation or ruling. In connection with such withholding, the Participating Corporations may make any such arrangements as are consistent with the Plan as they may deem appropriate, including the right to withhold from Compensation paid to a Participant other than in connection with the Plan.

          13.  PLAN AND CONTRIBUTIONS NOT TO AFFECT EMPLOYMENT.  The Plan shall
               -----------------------------------------------
not confer upon any Employee any right to continue in the employ of the Participating Corporations.

          14.  ADMINISTRATION.  The Plan shall be administered by the Board,
               --------------
which may delegate responsibility for such administration to a committee of the Board (the "Committee"). If the Board fails to appoint the Committee, any references in the Plan to the Committee shall be treated as references to the Board. The Board, or the Committee, shall have authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, and to make all other determinations deemed necessary or advisable in administering the Plan, with or without the advice of counsel. The determinations of the Board or the Committee on the matters referred to in this section 14 shall be conclusive and binding upon all persons in interest.

          15.  AMENDMENT AND TERMINATION.  The Board may terminate the Plan at
               -------------------------
any time and may amend the Plan from time to time in any respect; provided, however, that upon any termination of the Plan, all Shares or Payroll Deductions (to the extent not yet applied to the purchase of Shares) under the Plan shall be distributed to the Participants; provided further, that no amendment to the Plan shall affect the right of a Participant to receive his or her proportionate interest in the Shares or his or her Payroll Deductions (to the extent not yet applied to the purchase of Shares) under the Plan; and provided further, that the Corporation may seek shareholder approval of an amendment to the Plan if such approval is determined to be required by or advisable under the regulations of the Securities and Exchange Commission or the Internal Revenue Service, the rules of any stock exchange or stock market on which the shares are listed or other applicable law or regulation.

          16.  EFFECTIVENESS.  The Plan shall be effective upon the closing for
               -------------
the Corporation's initial public offering of its Shares, subject to approval by the Corporation's shareholders within one year before or after the adoption of the Plan by the Board.

          17.  GOVERNMENT AND OTHER REGULATIONS.  The purchase of Shares under
               --------------------------------
the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies as may be required.

          18.  NON-ALIENATION.  Participants shall not be permitted to assign,
               --------------
alienate, sell, transfer, pledge or otherwise encumber their interest under the Plan prior to the distribution to them of stock certificates. Any attempt to assign, alienate, sell, transfer, pledge or otherwise encumber interests under the Plan shall be void and of no effect.

          19.  NOTICES.  Any notice required or permitted hereunder shall be
               -------
sufficiently given only if delivered personally, or sent by registered or certified mail, postage prepaid, addressed to the Corporation at:

               CFM Technologies, Inc.
               1381 Enterprise Drive
               West Chester, PA  19380
               Attention:  L. Jeffry Randall, Secretary

and to the Participant at the address on file with the Corporation from time to time, or to such other address as either party may hereafter designate in writing by notice similarly given by one party to the other.

          20.  SUCCESSORS.  The Plan shall be binding upon and inure to the
               ----------
benefit of any successor, successors or assigns of the Corporation.

          21.  SEVERABILITY.  If any part of the Plan shall be determined to be
               ------------
invalid or void in any respect, such determination shall not affect, impair, invalidate or nullify the remaining provisions of the Plan which shall continue in full force and effect.

          22.  ACCEPTANCE.  The election by any Eligible Employee to participate
               ----------
in the Plan constitutes his or her acceptance of the terms of the Plan and his or her agreement to be bound hereby.

          23.  APPLICABLE LAW.  The Plan shall be construed in accordance with
               --------------
the laws of the Commonwealth of Pennsylvania, to the extent not preempted by applicable Federal law.

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